Exhibit 10.23

EXTENSION LETTER AGREEMENT TO EMPLOYMENT AGREEMENT

CONFIDENTIAL

January 6, 2010

Soo Hong Jeong
#202 Sam-IK Park Villa
248 Gumi-Dong
Bundang, Seongnam, Kyeonggi
Korea 463-802

RE: Extension of your Employment Agreement

Dear S.H.:

     Reference is made to the November 7, 2008 Letter Agreement between yourself and Photronics, Inc, extending your Employment Agreement dated June 9, 2006 (the “Agreement”) for an additional period of one year.

     This letter will amend your Agreement by renewing your Agreement for an additional period of one (1) year beginning on October 28, 2009 and ending on October 27, 2010. All other terms and conditions of the Agreement will remain the same.

     Please indicate your acceptance of the amendment of your Agreement by signing the enclosed copy of this letter and returning it to the undersigned.

Sincerely,

/s/ Constantine Macricostas
_______________________
Constantine Macricostas
Chairman of the Board and Chief Executive Officer

Agreed to and Accepted

/s/ Soo Hong Jeong
________________
Soo Hong Jeong